UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.
Upon issuance of 600,000 Series A 6.000% Fixed-Rate Reset Non-Cumulative Preferred Shares, with no par value and a liquidation preference of $1,000 per share (the Series A Preferred Shares), on May 27, 2020, the ability of Markel Corporation (the Company) to declare or pay dividends on, make distributions with respect to, or repurchase, redeem or otherwise acquire its common shares or any other class or series of capital stock of the Company that ranks junior to the Series A Preferred Shares, will be subject to certain restrictions if the Company does not pay (or declare and set aside a sum sufficient for such payment) dividends on the Series A Preferred Shares for the immediately preceding dividend period.
This description of the terms of the Series A Preferred Shares, including such restrictions, is only a summary and is qualified in its entirety by reference to the full text of the Articles of Amendment (as defined below), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 22, 2020, the Company filed Articles of Amendment (the Articles of Amendment) with the Virginia State Corporation Commission to amend the Company's Articles of Incorporation to establish the preferences, limitations and relative rights of the Series A Preferred Shares. The Articles of Amendment became effective on May 27, 2020. A copy of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.
On May 21, 2020, the Company executed an Underwriting Agreement and related pricing agreement (the Underwriting Agreement) with the representatives of the underwriters named therein (the Underwriters), pursuant to which the Company agreed to issue and sell 600,000 Series A Preferred Shares to the Underwriters. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Certain exhibits are filed herewith by the Company in connection with the Company's offering of the Series A Preferred Shares pursuant to its Prospectus Supplement, dated May 21, 2020, to the Prospectus, dated February 23, 2018, filed with the Securities and Exchange Commission as part of the Registration Statement on Form S-3ASR (Registration No. 333-223194), which became effective February 23, 2018.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 21, 2020, between Markel Corporation and the representatives of the underwriters named therein (filed herewith)
3.1	Articles of Amendment with respect to the Series A Preferred Shares, dated May 22, 2020 and effective May 27, 2020 (filed herewith)
4.1	Form of Global Certificate representing the Series A Preferred Shares (included as Exhibit A to Exhibit 3.1)
5.1	Opinion of McGuireWoods LLP (filed herewith)
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 27, 2020	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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